EXHIBIT  99.4

CERTIFICATION  PURSUANT  TO
18  U.S.C.  SECTION  1350,
AS  ADOPTED  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Quarterly Report on Form 10-Q of PW Preferred Yield Fund II, L.P. (the "Partnership") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, I, Wayne Engle, Vice President of AFG Leasing VII Incorporated, the sole General Partner of Pembroke Financial Limited Partnership, general partner of the Partnership, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


     By:     Pembroke  Financial  Limited  Partnership
          Managing  General  Partner

     By:     AFG  Leasing  VII  Incorporated

     By:     /s/  Wayne  Engle
          Wayne  Engle
          Vice  President  of  AFG  Leasing  VII
          Incorporated,  the  sole  General  Partner  of
          Pembroke  Financial  Limited  Partnership

Date:  November  14,  2002